UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 2, 2020
Date of Report (date of earliest event reported)
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TransEnterix, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	0-19437	11-2962080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 Davis Drive, Suite 300
Morrisville, North Carolina 27560
(Address of principal executive offices)
919-765-8400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	TRXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
TransEnterix, Inc. (the “Company”) announced that Brett Farabaugh has joined the Company in the role of Interim Chief Financial Officer, effective January 2, 2020.
Mr. Farabaugh will serve as Interim Chief Financial Officer until April 30, 2020, with an initial annualized base salary of $300,000 and benefits offered to executive officers. Either the Company or Mr. Farabaugh may terminate his employment for any reason, with or without cause.
On January 2, 2020, Mr. Farabaugh received a grant of restricted stock units to acquire 30,000 shares of the Company’s common stock, which vests 90 days following the earlier of (a) April 30, 2020, or (b) if Mr. Farabaugh’s employment is continued, the date on which Mr. Farabaugh’s continued employment begins. The grant was made under the Company’s Amended & Restated Equity Incentive Plan.
Mr. Farabaugh has served as CFO of Tryton Medical, Inc., a developer of coronary stents based in Durham, North Carolina since August 2008, and as CEO of Tryton Medical since August 2019. As he winds down the Tryton Medical business, Mr. Farabaugh will continue with Tryton Medical in his current roles, which is expected to be on a limited basis.
The foregoing description of the offer letter to Mr. Farabaugh is not complete and is qualified in its entirety by the Offer Letter, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Offer Letter, dated December 17, 2019, to Brett Farabaugh.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TransEnterix, Inc.

Date: January 3, 2020	/s/ Anthony Fernando
Anthony Fernando
President and Chief Executive Officer

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